Prospectus Supplement

JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK FUNDS II JOHN HANCOCK FUNDS III	JOHN HANCOCK STRATEGIC SERIES

Supplement dated September 21, 2023 to the current Prospectus, as may be supplemented (the Prospectus)

Effective immediately, in the “Selling shares” subsection in the “Your Account” section of the Prospectus under the heading “Selling shares in writing” for Class A, Class C, Class I, and Class R6 shares, as applicable, the first bullet point is amended and restated in its entirety in each fund’s Prospectus as follows:

•	your address has been changed within the past 30 days or bank of record has changed within the past 15 days, and you would like the payment to be sent to your new address or bank,

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

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